Exhibit 99.1


[Logo of Entergy]                             For further information:
				Nancy Morovich, VP, Investor Relations
				  Phone 504/576-5506, Fax 504/576-2897
INVESTOR NEWS                                      nmorovi@entergy.com


October 22, 2001


		 ENTERGY ACHIEVES SOLID THIRD QUARTER,
	      COMPETITIVE BUSINESSES CONTINUE TO DELIVER

NEW ORLEANS - Entergy Corporation announced third quarter 2001 consolidated earnings per share of $1.39, compared with $1.34 in 2000. On an operational basis, Entergy earned $1.24 per share compared with $1.37 in 2000, reflecting significantly milder weather in 2001. The unusually hot weather in the third quarter of 2000 accounted for $0.17 of the earnings for that period. On a weather-adjusted basis, third quarter 2001 results were $1.28 or 7 percent higher than one year ago. This increase was driven by strong results at Entergy's competitive businesses.

"The economic slowdown has not stalled our efforts to deliver superior results," said J. Wayne Leonard, Entergy's chief executive officer. "The investments we've made over the past three years to grow our company are creating value for our shareholders and we continue to maintain a sharp focus on operations in all of our businesses. We are structured and integrated in a way that allows us to create and capture value even in tough times, and we're on track for another record-setting year."

Table 1 provides a comparative summary of earnings per share for the third quarter and year-to-date 2001.
---------------------------------------------------------------------
Table 1:  Entergy Corporation Consolidated Results
Third Quarter and Year-to-Date 2001 vs. 2000
---------------------------------------------------------------------
(Per share in U.S. $)

				 Third Quarter        Year-to-Date
			      2001   2000    $     2001   2000    $
					   Change               Change
As Reported
   U.S. Utility               0.99   1.27  (0.28)  2.25   2.35  (0.10)
   Parent & Other            (0.06)  0.01  (0.07) (0.07)  0.08  (0.15)
   Competitive Businesses     0.46   0.06   0.40   0.96   0.34   0.62
			     ----------------------------------------
 Consolidated Earnings        1.39   1.34   0.05   3.14   2.77   0.37

Less Special Items
   U.S. Utility                 -   (0.03)  0.03  (0.01) (0.09)  0.08
   Parent & Other               -      -      -   (0.05)    -   (0.05)
   Competitive Businesses     0.15     -    0.15   0.15   0.06   0.09
			     ----------------------------------------
 Total                        0.15  (0.03)  0.18   0.09  (0.03)  0.12

Operational
   U.S. Utility               0.99   1.30  (0.31)  2.26   2.44  (0.18)
   Parent & Other            (0.06)  0.01  (0.07) (0.02)  0.08  (0.10)
   Competitive Businesses     0.31   0.06   0.25   0.81   0.28   0.53
			     ----------------------------------------
 Consolidated Earnings        1.24   1.37  (0.13)  3.05   2.80   0.25

Weather Impact               (0.04)  0.17  (0.21)  0.01   0.18  (0.17)

Consolidated Operational      1.28   1.20   0.08   3.04   2.62   0.42
Earnings Excluding Weather
---------------------------------------------------------------------


U.S. Utility

In third quarter 2001, as reported and operational utility earnings were $0.99 per share, compared with $1.27 on an as reported basis and $1.30 on an operational basis for the same period in 2000. The only special item included at the utility in the comparable quarter was a $(0.03) regulatory and reserve adjustment recorded in third quarter 2000. The decrease in earnings quarter to quarter was due primarily to significantly less favorable weather which negatively impacted both billed and unbilled sales. Weather in third quarter 2001 was slightly milder than normal, while much warmer than normal weather contributed $0.17 to earnings per share in third quarter 2000. In addition, the continued slowdown in the economy reduced usage across some retail customer segments.

Mild weather and reduced usage in the current period lowered residential sales by 9 percent, compared to third quarter 2000. This decrease was 1 percent after adjusting for weather. Commercial sales were 3 percent lower, while the industrial sector experienced a 7 percent reduction quarter over quarter. This reduction was due to continued weakness in the economy and to reclassifying certain industrial customers from retail to wholesale. After removing the impact of the reclassification, the reduction in industrial sales was approximately 2 percent. The impact of reduced sales and net revenues was partially offset by lower expenses in 2001. Operation and maintenance expenses per megawatt hour generated were down 3 percent for the quarter, in part due to lower nuclear and transition to competition related costs.

The utility continued its focus on reliability and customer service as evidenced by a reduction of 61 percent in the number of outage complaints to regulators compared to third quarter 2000. Also, the utility's twelve-month ended average outage frequency and average outage duration decreased by 7 percent and 5 percent, respectively and these improvements were achieved with a continuous focus on safe work practices.

Table  2  provides a summary of the utility's key operational measures with quarter to quarter and year-to-date comparisons.
-----------------------------------------------------------------------------
Table 2:  Utility Operational Performance Measures
Third Quarter and Year-to-Date 2001 vs. 2000 (see table 13 for definitions of measures)
-----------------------------------------------------------------------------
				   Third Quarter           Year-to-Date
			      2001    2000     %    2001       2000      %
					    Change                     Change
Utility
Generation in GWh            28,081  28,623   -2%  73,365     73,218    0.2%
GWh billed
   Residential               10,502  11,573   -9%  24,771     24,943   -0.7%
   Commercial and Gov't       8,073   8,322   -3%  20,800     20,704    0.5%
   Industrial                10,457  11,248   -7%  31,284     32,886     -5%
Weather cooling day            (570)  1,422 -140%    (942)     7,187   -113%
  deviation from normal
Operation & maintenance exp.  14.17   14.55   -3%   14.42      15.35    -6%
Reliability
   SAIFI                       2.13    2.30   -7%
   SAIDI                      165.5     174   -5%
   Reliability complaints        36      93  -61%      95        172    -45%
   Safety                        11      11    -       24         29    -17%
Number of customers
   Residential                                  2,217,728  2,204,308    0.6%
   Commercial & Gov't                             310,467    302,769      3%
   Industrial                                      41,587     42,476     -2%
-----------------------------------------------------------------------------


Parent & Other

Parent & Other earnings per share were $(0.06) in third quarter 2001, compared with $0.01 in third quarter 2000. The decrease in third quarter 2001 was due primarily to lower income compared to third quarter 2000 as a result of a combination of reduced cash balances and lower short-term yields.

Competitive Businesses

On an as reported basis, the competitive businesses earned $0.46 per share in third quarter 2001, a significant increase over the $0.06 earned in the same period of 2000. Third quarter 2001 results include a special item of $0.15. This special reflects the gain on the sale of the Saltend project and a reserve taken on the pending cancellation of certain gas turbines. Excluding this special item, operational earnings increased more than 400 percent, from $0.06 in third quarter 2000 to $0.31 in third quarter 2001.

Table 3 provides a 2001 vs. 2000 comparison of contributions by competitive business for the third quarter and year-to-date, on both as reported and operational bases.
----------------------------------------------------------------------
Table 3: Competitive Businesses Contributions to Earnings Per Share Third Quarter and Year-to-Date 2001 vs. 2000
----------------------------------------------------------------------
(Per share in U.S. $)
			       Third Quarter       Year-to-Date
			    2001  2000      $   2001   2000     $
					 Change               Change
As Reported
Entergy Nuclear             0.16  0.03    0.13  0.44   0.13   0.31
Energy Commodity Services   0.30  0.03    0.27  0.52   0.21   0.31
			    --------------------------------------
Total                       0.46  0.06    0.40  0.96   0.34   0.62

Less Special Items
Entergy Nuclear              -      -      -      -      -      -
Energy Commodity Services   0.15    -     0.15  0.15   0.06   0.09
			    --------------------------------------
Total                       0.15    -     0.15  0.15   0.06   0.09

Operational
Entergy Nuclear             0.16  0.03    0.13  0.44   0.13   0.31
Energy Commodity Services   0.15  0.03    0.12  0.37   0.15   0.22
			    --------------------------------------
Total                       0.31  0.06    0.25  0.81   0.28   0.53
----------------------------------------------------------------------


Entergy Nuclear

Entergy Nuclear earned $0.16 per share compared to $0.03 in third quarter 2000. The increase was due primarily to increased revenue resulting from the addition of Indian Point 3 and FitzPatrick nuclear units acquired in late 2000 and Indian Point 2 acquired in September 2001. EN's average capacity factor was 97.5 percent for third quarter 2001, an improvement of more than 11 percent over third quarter 2000. EN achieved exceptional operating performance across its Northeast portfolio during third quarter 2001.

EN's  success  in  closing transactions and  its  ability  to  achieve operational  excellence  resulted in an increase  in  its  net  MW  in
operation  by  more  than 400 percent over  just  one  year  ago.   In
addition, GWh generated increased by more than 350 percent during third quarter 2001 over the comparable period in 2000. EN's overall performance reflects its commitment to a continuous focus on safe and efficient operations.


Table 4 provides a summary of Entergy Nuclear's key operational measures with quarter to quarter and year-to-date comparisons.
----------------------------------------------------------------------
Table 4:  Entergy Nuclear Operational Performance Measures
Third Quarter and Year-to-Date 2001 vs. 2000 (see table 13
for definitions of measures)
----------------------------------------------------------------------
			      Third Quarter         Year-to-Date
			   2001   2000     %    2001    2000     %
					Change                Change
Entergy Nuclear
Net MW in operation       3,445    670   414%
Generation in GWh         5,887  1,293   355%  15,354   4,136  271%
Capacity factor           97.5%  87.7%    11%   91.5%   93.9%   -3%
Refueling outage duration

No refueling outages during the period
----------------------------------------------------------------------

Energy Commodity Services

Energy Commodity Services, the combined reporting of Entergy-Koch L.P. and Entergy Wholesale Operations, contributed $0.30 to earnings per share in third quarter 2001 compared to just $0.03 in the same period last year. On an operational basis, earnings were $0.15 per share, representing an increase of 400 percent compared to the third quarter 2000. Entergy-Koch Trading, a subsidiary of Entergy-Koch L.P., contributed the majority of the quarter's operational earnings due to solid results in power trading and very strong performance in gas trading during third quarter as evidenced by an 8 percent increase in gas marketed.

The Gulf South pipeline also experienced increased profitability in third quarter 2001 due primarily to a 10 percent increase in pipeline throughput. Throughput increased during the period due primarily to lower gas prices and the resultant switching by customers from fuel oil back to natural gas.

Entergy Wholesale Operations recorded a $0.15 special item in third quarter 2001. Entergy announced the sale of Saltend to Calpine Corporation in early July 2001 and realized a gain on the transaction of $0.20 per share. This gain was reduced by a reserve recorded in connection with the pending cancellation of four gas turbines previously expected to be operational in 2005.

As of the end of third quarter 2001, Entergy Wholesale Operations had 2,330 net MW in operation, an increase of 93 percent due to the start of commercial operations of Damhead Creek and Warren Power. In addition, MW under construction decreased by 81 percent due to the start of commercial operations of Saltend, Damhead Creek, and Warren Power subsequent to third quarter 2000, offset slightly by the addition of two new projects in development.

Table  5  provides  a  summary  of  Energy  Commodity  Services'   key
operational   measures  with  quarter  to  quarter  and   year-to-date
comparisons.

----------------------------------------------------------------------
Table 5:  Energy Commodity Services Operational Performance Measures
Third Quarter and Year-to-Date 2001 vs. 2000 (see table 13
for definitions of measures)
----------------------------------------------------------------------
				  Third Quarter             Year-to-Date
			      2001    2000      %      2001    2000     %
					     Change                  Change
Entergy-Koch Trading
Gas volatility                 72%     43%     67%      66%     44%    50%
Electricity volatility        100%    138%    -28%     136%    165%   -18%
Electricity marketed (GWh)  24,873  26,645     -7%   82,268  80,893     2%
Gas marketed (Bcf/d)           7.0     6.5      8%      6.9     6.8     1%

Gulf South Pipeline
Throughput                    2.56    2.33     10%     2.43    2.52    -4%
Production cost             $0.088  $0.099    -11%   $0.091  $0.092    -1%

Entergy Wholesale Operations
Net MW in operation          2,330   1,210     93%

Net MW under construction      373   2,000    -81%

Net MW announced development 6,213   2,301    170%

----------------------------------------------------------------------


Variance Analysis

Table 6 below and Table 7 on the following page, provide third quarter and year-to-date 2001 vs. 2000 reported earnings variance analyses for
"U.S.   Utility,  Parent  &  Other,"  "Competitive  Businesses,"   and
"Consolidated."
----------------------------------------------------------------------
Table 6: Entergy Corporation Reported Earnings Per Share Variance Analysis Third Quarter 2001 vs. 2000
----------------------------------------------------------------------
(Per share in U.S. $, sorted in consolidated column, most to least favorable)
					  U.S.
					Utility,
					Parent &     Competitive
					Other (a)     Businesses   Consolidated

2000 earnings                             1.28          0.06           1.34
Depreciation/amortization expense         0.20  (b)    (0.03) (c)      0.17
Other income (deductions)                (0.01)         0.12  (d)      0.11
Decommissioning expense                   0.09  (e)      -             0.09
Income taxes - other                      0.08  (f)    (0.01) (f)      0.07
Preferred dividend requirements           0.01           -             0.01
Gain (loss) on sale of assets-net          -            0.01           0.01
Taxes other than income taxes             0.02         (0.02)           -
Nuclear refueling outage expense          0.01         (0.03) (g)     (0.02)
Net revenue                              (0.66) (h)     0.57  (i)     (0.09)
Other operation & maintenance expense     0.04  (j)    (0.16) (k)     (0.12)
Interest expense and other charges       (0.13) (i)    (0.05) (m)     (0.18)
					 -----         -----          -----
2001 earnings                             0.93          0.46           1.39
					 -----         -----          -----
----------------------------------------------------------------------


Notes to Table 6 are detailed on the following page below Table 7.


----------------------------------------------------------------------
Table 7: Entergy Corporation Reported Earnings Per Share Variance Analysis Year-to-Date 2001 vs. 2000
----------------------------------------------------------------------
(Per share in U.S. $, sorted in consolidated column, most to least favorable)

					  U.S.
					Utility,
					Parent &     Competitive
					Other (a)     Businesses   Consolidated

2000 earnings                             2.43          0.34           2.77
Net revenue                              (0.58) (h)     1.17  (i)      0.59
Other income (deductions)                 0.01          0.34  (d)      0.35
Decommissioning expense                   0.09  (e)      -             0.09
Depreciation/amortization expense         0.17  (b)    (0.09) (c)      0.08
Share repurchase/dilution effect          0.05          0.02           0.07
Income taxes - other                      0.09  (f)    (0.02) (f)      0.07
Preferred dividend requirements           0.03           -             0.03
Gain (loss) on sale of assets-net          -           (0.02)         (0.02)
Nuclear refueling outage expense          0.01         (0.04) (g)     (0.03)
Taxes other than income taxes            (0.02)        (0.06) (n)     (0.08)
Other operation & maintenance expense     0.12  (j)    (0.49) (k)     (0.37)
Interest expense and other charges       (0.22) (l)    (0.19) (m)     (0.41)
					 -----         -----          -----
2001 earnings                             2.18          0.96           3.14
					 -----         -----          -----
----------------------------------------------------------------------


(a) During third quarter 2001, Entergy recorded, on the Utility's books, the impact on various revenue and expense accounts of a final order issued by the Federal Energy Regulatory Commission resolving a rate application made by System Energy Resources. The original 1995 application requested changes in return on equity, depreciation and
    decommissioning  costs.   During the proceedings,  Entergy  recorded
    accounting reserves for potential refunds.
(b) Depreciation expense decreased due primarily to recording the effects of the FERC order addressing System Energy Resources' 1995 rate application.
(c) Depreciation expense increased due to increased depreciation on U.K. assets, Indian Point 3 and FitzPatrick as well as the additional depreciation expense resulting from the recently completed acquisition of Indian Point 2.
(d) Quarter and year-to-date other income (deductions) increased due primarily to Entergy-Koch earnings. In addition, the year-to-date variance was impacted by the difference between liquidated damages recorded in both periods. In 2001, $0.04 in liquidated damages were recorded for Damhead Creek, while in 2000, Saltend liquidated damages totaled $0.10.
(e) Decommissioning expense decreased due primarily to recording the effects of the FERC order addressing System Energy Resources' 1995 rate application.
(f) Income statement line items are tax effected at the statutory rate. Any difference between the statutory and effective tax rate is reflected in the "Income tax-other" line.
(g) Nuclear refueling outage expense increased due to the amortization of this cost for Pilgrim and Indian Point 3.
(h) Net revenue decreased in third quarter and year-to-date 2001 due primarily to significantly milder weather in 2001 vs. 2000, the impact of the System Energy Resources' refund, and lower sales volumes across some retail customer segments due to the sluggish economy. In addition, milder than normal weather near the end of the quarter impacted unbilled revenue which is included in Other for the third quarter and year-to-date periods.

    Utility Net Revenue Variance Analysis, 2001 vs. 2000 ($ EPS)

    Third Quarter                        Year-to-Date
    Weather               (0.21)         Weather               (0.17)
    SERI refund           (0.18)         SERI refund           (0.18)
    Sales growth/pricing  (0.09)         Sales growth/pricing  (0.13)
    Other                 (0.18)         Other                 (0.10)
    Total                 (0.66)         Total                 (0.58)

(i) Net revenue increased primarily as a result of the inclusion of operations from the Indian Point 3 and FitzPatrick plants and Indian Point 2, all of which totaled $0.37 and $0.94 per share respectively, and the gain on the disposition of assets of $0.15, primarily related to the sale of Saltend.
(j) Other operation & maintenance expense decreased for the quarter and year-to-date periods due primarily to lower nuclear and transition to competition costs, and lower vegetation control spending. In addition, the year-to-date expense for 2001 was lower due to reversing $0.07 of storm damage expenses at Entergy Arkansas to align with the APSC's recommendations for future recovery.
(k) Other operation & maintenance expense increased due primarily to inclusion of operations from Indian Point 2 and 3, FitzPatrick, Saltend and Damhead Creek.
(l) Interest expense & other charges increased for the quarter and year-to-date primarily due to recording the effects of the FERC order addressing System Energy Resources' 1995 rate application.
(m) Interest expense & other charges increased for the quarter and year-to-date due primarily to financing the Indian Point 3 and FitzPatrick acquisitions and inclusion of interest expense for Saltend and Damhead Creek, which was previously being capitalized during construction.
(n) Other taxes expense increased due to higher property taxes incurred for Indian Point 3 and FitzPatrick.


Table 8 lists special items by business for the third quarter and year-to-date for 2001 and 2000. Special items are those events that are non-routine, related to prior periods, or related to discontinued operations.

-----------------------------------------------------------------------------
Table 8:  Entergy Special Items [shown as positive / (negative)
impact on earnings]
Third Quarter and Year-to-Date 2001 vs. 2000
-----------------------------------------------------------------------------
					 Third Quarter        Year-to-Date
				     2001   2000    $     2001    2000    $
						  Change               Change
U.S. Utility Special Items
  Merger expenses                      -     -      -    (0.01)    -    (0.01)
  Regulatory and reserve adjustments   -   (0.03)  0.03    -     (0.09)  0.09
				    -----------------------------------------
Total                                  -   (0.03)  0.03  (0.01)  (0.09)  0.08

Parent & Other Special Items
      Merger expenses                  -     -      -    (0.05)    -    (0.05)
				    -----------------------------------------

Competitive Businesses Special Items
      Energy Commodity Services -     0.15   -     0.15   0.15    0.06   0.09
	  Gain (loss) on disposition of assets
				    -----------------------------------------
Total Special Items                   0.15 (0.03)  0.18   0.09   (0.03)  0.12

-----------------------------------------------------------------------------


Other Performance Highlights

Entergy generated $628 million in operating cash in third quarter 2001, an increase of 5 percent compared to third quarter 2000. The increase in quarterly operating cash is attributed primarily to recovery of previously deferred fuel costs. The decrease in operating cash in the year-to-date comparable periods is due primarily to lower earnings and liquidated damages from U.K. assets, fuel expenses and ice storm costs at the utility and merger expenses at Parent. Entergy ended the third quarter with about $900 million of cash and cash equivalents. The current level of cash along with significant borrowing capacity continues to provide significant financial flexibility to Entergy.

Net margin was 7.34 percent, its highest level since 1997. Cash return on average investment for the twelve months ended September 2001 continued strong at 8.3 percent and return on average common equity stayed in double digits at 10.4 percent. Net interest coverage ended the period down from third quarter 2000, but at 4.31 times coverage remains very strong.

Table 9 provides a summary of financial metrics for third quarter and year to date 2001 and 2000.

----------------------------------------------------------------------
Table 9:  Entergy Corporation Key Financial Performance Metrics
Third Quarter and Year-to-Date 2001 vs. 2000
----------------------------------------------------------------------
				  Third Quarter           Year-to-Date
				2001  2000  Change    2001    2000 Change
Operating cash flow (millions)  $628  $599    $29   $1,229  $1,439  ($210)
Operating cash flow per share  $2.79  2.67  $0.12    $5.47   $6.26 ($0.79)

For 12 months ending September 30              2001     2000   Change
Cash return on average investment              8.34%   8.13%   0.21%
Return on average common equity(o)            10.38%   9.22%   1.16%
Net margin - operational (p)                   7.34%   7.26%   0.08%
Net interest coverage (q)                       4.31    5.41  (1.10)
Book value per share                          $33.97  $32.14  $1.83
End of period shares outstanding (millions)    221.0   220.1    0.9
----------------------------------------------------------------------
(o) "Return on average common equity" is 12-months rolling net income divided by average common equity.
(p) "Net margin - operational" is 12-months rolling net income adjusted to exclude the impact of special items divided by 12 months rolling revenue.
(q) "Net interest coverage" is 12-months rolling EBITDA divided by 12-months rolling net interest expense, which is gross interest less dividend and interest income.


Earnings Review and Outlook

"Through the first three quarters of 2001 our financial results are solidly reinforced by the performance of our competitive businesses," said C. John Wilder, Entergy's chief financial officer. "These businesses have increased their contribution to operational earnings by almost 200 percent compared to results for the first three quarters of 2000. With one quarter remaining this year we are already within our previously targeted earnings guidance for the full year providing us a real opportunity to finish near the high end of our guidance range. Our financial metrics improved again this quarter with stronger operational net margin and return on invested capital and another quarter of double digit return on equity, while net debt retreated to 49 percent. We are adjusting our current guidance to $3.10 to $3.20 per share for 2001, and reaffirming 2002 guidance at $3.30 to $3.50, exclusive of the impact of weather in both periods."

Entergy's 2001 earnings guidance, with 2000 operational results as its starting point, is detailed in Table 10 below. Key assumptions and changes incorporated since guidance was last issued in July 2001 are as follows:

  - Earnings guidance is based on existing rate plans and fuel recovery mechanisms. The utility's previous guidance range of $2.36 to $2.39 is revised downward slightly to $2.29 to $2.31 to reflect lower revenues resulting from continued weakness in the economy.
  - More than 15 percent of earnings are expected from Entergy Nuclear where revenue streams are tied to power purchase agreements that cover 100 percent of the megawatt hours generated. The previous guidance range of $0.42 to $0.50 is increased to $0.50 to $0.54 to reflect better than expected outage performance in terms of cost and duration, and exceptional operating performance across the portfolio.
  - Conservative assumptions are used to project results at Energy Commodity Services. The previous guidance range of $0.26 to $0.34 per share is increased to $0.37 to $0.39 per share to reflect better than expected year-to-date results in trading.
  - Parent & Other guidance is revised slightly from $(0.04) to $(0.03) to $(0.06) to $(0.04) reflecting primarily the lower yields on cash balances.


Table 10 provides Entergy's projection of 2001 operational earnings per share with 2000 operational results as its data starting point.

-------------------------------------------------------------------------------------------
 Table 10:  2001 Earnings Per Share Guidance Based on 2000 Operational
 Earnings
 (Per share in US $)

			   2000                                               2001 Guidance
		       Operational      Changes in 2001                            Range
							       Range of Impact
Utility excluding weather        Lower revenues due to lower
				  sales growth partially offset
				  by operational improvements    (0.04) (0.02)
								 ------------
			   2.33     Total                        (0.04) (0.02)  2.29   2.31

Entergy Nuclear                  Lower Pilgrim revenue due to
				  outage & PPA                   (0.03) (0.03)
				 Indian Point 3 (outage year)
				  and FitzPatrick                 0.22   0.25
				 Indian Point 2 (closing
				  9/6/01)                         0.09   0.10
								 ------------
			   0.22     Total                         0.28   0.32   0.50   0.54

Entergy Commodity                Trading, pipeline and project
				  earnings                        0.32   0.34
 Services                        Liquidated damages - U.K.
				  projects                       (0.13) (0.13)
								 ------------
			   0.18     Total                         0.19   0.21   0.37   0.39

Parent & Other                   Net interest income/(expense)   (0.11) (0.10)
				 Competitive retail start-up
				  expenses                       (0.02) (0.01)
								 ------------
			   0.07     Total                        (0.13) (0.11) (0.06) (0.04)
			  -----------------------------------------------------------------
Total                      2.80                                   0.30   0.40   3.10   3.20
Weather impact             0.32                                                 0.01   0.01
Total including weather    3.12                                                 3.11   3.21
-------------------------------------------------------------------------------------------

Entergy's 2001 earnings guidance with September 2001 Year-To-Date actual results as its starting point is detailed in Table 11 below. This table reflects the projected changes in the earnings profile for each of Entergy's businesses for the remainder of 2001.

-------------------------------------------------------------------------------
Table 11: 2001 Earnings Per Share Guidance Based on September 2001 Year-To-Date
Earnings
-------------------------------------------------------------------------------
(Per share in US $)
		    September 2001
		       Year-To-                                             2001 Guidance
			 Date              October-December 2001                Range


							     Range of Impact
Utility excluding               October - December earnings     0.04   0.06
 weather                                                       ------------
			 2.25     Total                         0.04   0.06   2.29   2.31

Entergy Nuclear                 Pilgrim, IP3, Fitzpatrick,
				 IP2 earnings                   0.09   0.12
				Increased outage amortization
				 expense                       (0.03) (0.02)
							       ------------
			 0.44     Total                         0.06   0.10   0.50   0.54

Entergy Commodity               Trading, pipeline and project
 Services                        earnings                        -     0.02
							       ------------
			 0.37     Total                          -     0.02   0.37   0.39

Parent & Other                  Net interest income/(expense)  (0.02) (0.01)
				Competitive retail start-up
				 expenses                      (0.01)   -
				Corporate expenses             (0.01) (0.01)
							       ------------
			(0.02)    Total                        (0.04) (0.02) (0.06) (0.04)
			-----------------------------------------------------------------
Total                    3.04                                   0.06   0.16   3.10   3.20
Weather impact           0.01                                                 0.01   0.01
Total including weather  3.05                                                 3.11   3.21
-----------------------------------------------------------------------------------------


Entergy's  2002 earnings guidance is detailed in Table 12 below.   Key
assumptions and changes incorporated since guidance was last issued in July 2001 are as follows:
  - A little more than 70 percent of 2002 earnings are expected to come from the utility. Earnings guidance is based on existing rate plans and fuel recovery mechanisms. The utility's previous guidance range of $2.48 to $2.51 was decreased to $2.41 to $2.45 to reflect the impact of the lower 2001 estimates. The incremental increase expected in 2002 is essentially unchanged over previous guidance and result from modest operational improvements, and the full impact of the cessation of goodwill amortization.
  - About 20 percent of earnings are expected from Entergy Nuclear where revenue streams are tied to power purchase agreements that cover 100 percent of the megawatt hours generated. The previous guidance range of $0.56 to $0.64 was increased to $0.64 to $0.74 to reflect stronger performance at Indian Point 2, and additional contributions from Vermont Yankee, a 510 MW nuclear acquisition that is expected to close in Spring 2002.
  - Energy Commodity Services' 2002 earnings guidance was adjusted slightly from $0.33 to $0.41 to $0.36 to $0.41 to reflect some moderation but continued solid performance in the trading business.
  - Parent & Other's guidance improves from the previous range of $(0.07) to $(0. 06) to the revised range of $(0.11) to $(0.10) to reflect revised estimates for borrowings and related interest expense, as well as declining yields on cash balances.

Table 12 provides Entergy's projection of 2002 operational earnings per share with the mid-point of 2001 Guidance Range as its data starting point.

-------------------------------------------------------------------------------
Table 12 2002 Earnings Per Share Guidance
-------------------------------------------------------------------------------
(Per share in US $)
			  2001 Guidance                                               2002 Guidance
			  Range Mid-Pt.       Changes in 2002                             Range
								      Range of Impact
Utility excluding weather                Operational improvement
					  & Other                       0.04   0.08
					 Suspension of goodwill
					  amortization                  0.07   0.07
								       -----  -----
			       2.30        Total                        0.11   0.15    2.41    2.45

Entergy Nuclear                          Indian Point 2 (full year
					  with outage)                  0.04   0.06
					 Increased revenue due to
					  Pilgrim PPA                   0.04   0.05
					 Vermont Yankee (spring 2002
					  close, outage year)           0.07   0.11
					 Return to normal capacity
					  factor                       (0.03)   -
								       -----  -----
			       0.52        Total                        0.12   0.22    0.64    0.74

Entergy Commodity                        Liquidated damages - U.K.
 Services                                 projects                     (0.04) (0.04)
					 Trading, pipeline and project
					  earnings                      0.02   0.07
								       -----  -----
			       0.38        Total                       (0.02)  0.03    0.36    0.41

Parent & Other                           Net interest income/(expense) (0.06) (0.05)
									----- -----
			      (0.05)       Total                       (0.06) (0.05)  (0.11)  (0.10)
			  -------------------------------------------------------------------------
Total                          3.15                                     0.15   0.35    3.30    3.50
Weather impact                  -                                                       -       -
Total including weather        3.15                                                    3.30    3.50
---------------------------------------------------------------------------------------------------


Supplemental Definitions

Table 13 provides definitions of operational performance measures referenced in this release.

--------------------------------------------------------------------------
 Table 13:  Definitions of Operational Performance Measures
--------------------------------------------------------------------------
 Utility
 Generation in GWh          Total  number  of  GWh  produced  by  all
			     utility generation facilities
 GWh billed                 Total   number  of  GWh  billed  to   all
			     customer classes
 Weather cooling day        The   deviation  from  historical  normal
  deviation from normal      temperatures, measured in degree days.
 Operation & maintenance    Operation  and  maintenance  and  nuclear
  and nuclear refueling      refueling  expenses  per  MWh  generated,
  outage expenses            excluding fuel
 SAIFI                      System   average  interruption  frequency
			     index
 SAIDI                      System   average  interruption   duration
			     index
 Reliability complaints     Number   of   complaints  to   regulators
			     concerning reliability issues
 Safety                     Number  of  accidents resulting  in  lost
			     work time
 Number of customers        Year-to-date average number of customers

 Entergy Nuclear
 Net MW in operation        Installed  capacity owned or operated  by
			     Entergy Nuclear
 Generation in GWh          Total number of GWh produced by all  non-
			     utility nuclear facilities
 Capacity factor            The  percentage  of the period  that  the
			     plant   generates  power  calculated   by
			     dividing the output by the capacity and normalizing the time period
 Refueling outage duration  Number  of  generation days  lost  for  a
			     scheduled refueling outage

 Energy Commodity Services
 Entergy-Koch Trading
 Gas volatility             Average  volatility  of  Henry  Hub  spot
			     prices for the period
 Electricity volatility     Average volatility of into-Entergy  power
			     prices for the period
 Electricity marketed       Total   physical  GWh  volumes   marketed
  (GWh)                      during the period
 Gas marketed (Bcf/d)       Physical  Bcf/d  volumes marketed  during
			     the period

 Gulf South Pipeline
 Throughput                 Gas  in Bcf/d transported by the pipeline
			     during the period
 Production cost            Cost    in   $/mmbtu   associated    with
			     delivering gas, excluding cost of gas

 Entergy Wholesale Operations
 Net MW in operation        Total MW owned and operated
 Net MW under construction  Total MW owned and under construction
 Net MW announced in        Total   possible   MW  that   have   been
  development                announced publicly


Entergy's common stock is listed on the New York, Chicago, and Pacific
		   exchanges under the symbol "ETR".

       Entergy Corporation's on-line address is www.entergy.com

**********************************************************************
The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that forward-looking statements contained herein with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. and their affiliated companies may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel and purchased power prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, the onset of competition, including the ability to recover net regulatory assets and other potential stranded costs, the effects of recent developments in the California electricity market on the utility industry nationally, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, the success of new business ventures, changes in the markets for electricity and other energy-related commodities, changes in interest rates and in financial and foreign currency markets generally, the economic climate and growth in Entergy's service territories, changes in corporate strategies, and other factors.


Entergy Corporation

Consolidating Balance Sheet
September 30, 2001
(Dollars in thousands)
(Unaudited)

							U.S.     Parent &    Competitive Eliminations   Consolidated
						     Utilities     Other      Businesses
		       ASSETS

CURRENT ASSETS
 Cash and cash equivalents:
    Cash                                               $165,558     $ 2,904     $ 55,831      $      -     $ 224,293
    Temporary cash investments - at cost,
     which approximates market                          176,940      32,293      466,556             -       675,790
    Special deposits                                          -          78        1,116             -         1,193
						    ----------------------------------------------------------------
      Total cash and cash equivalents                   342,498      35,275      523,503             -       901,276
						    ----------------------------------------------------------------
Other temporary investments                             239,310      11,290            -             -       250,600
Notes receivable                                             82     287,386       53,687      (338,156)        3,000
Accounts receivable:
   Customer                                             528,869          (1)      43,939             -       572,807
   Allowance for doubtful accounts                       (7,383)     (2,064)        (500)            -        (9,947)
   Associated companies                                  15,116     121,355      (87,043)      (49,429)            -
   Other                                                 85,928       1,468      102,591             -       189,988
   Accrued unbilled revenues                            368,772           -          131             -       368,903
						    ----------------------------------------------------------------
     Total receivables                                  991,302     120,760       59,118       (49,429)    1,121,751
Deferred fuel costs                                     310,880           -            -             -       310,880
Fuel inventory - at average cost                        115,645           -        3,313            18       118,976
Materials and supplies - at average cost                325,659          30      131,851             -       457,539
Rate deferrals                                            1,402           -            -             -         1,402
Deferred nuclear refueling outage costs                  40,059           -       61,168             -       101,227
Prepayments and other                                    64,193       3,449       22,418             -        90,060
						    ----------------------------------------------------------------
TOTAL                                                 2,431,030     458,190      855,059      (387,567)    3,356,711
						    ----------------------------------------------------------------

		      OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                        216   8,798,252      640,626    (8,797,628)      641,466
Decommissioning trust funds                             871,615           -      910,046             -     1,781,661
Non-utility property - at cost (less accumulated
  depreciation)                                         224,362      38,430       30,065             -       292,857
Non-regulated investments                                     -      34,658      127,698       (23,158)      139,198
Other - at cost (less accumulated depreciation)          19,076      35,389      299,598             -       354,063
						    ----------------------------------------------------------------
		       TOTAL                          1,115,269   8,906,730    2,008,034    (8,820,786)    3,209,245
						    ----------------------------------------------------------------

	  PROPERTY, PLANT, AND EQUIPMENT

Electric                                             24,237,186       5,190    1,770,110             -    26,012,486
Plant acquisition adjustment                            378,166           -          300             -       378,465
Property under capital lease                            758,458           -            -             -       758,458
Natural gas                                             199,927           -            -             -       199,928
Construction work in progress                           815,587       7,021       75,102             -       897,709
Nuclear fuel under capital lease                        235,199           -            -             -       235,199
Nuclear fuel                                             37,121           -      206,549             -       243,671
						    ----------------------------------------------------------------
	 TOTAL PROPERTY, PLANT AND EQUIPMENT         26,661,644      12,211    2,052,061             -    28,725,916
Less - accumulated depreciation and amortization     11,669,593       3,881      114,146             -    11,787,620
						    ----------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT - NET                  14,992,051       8,330    1,937,915             -    16,938,296
						    ----------------------------------------------------------------

	 DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
  SFAS 109 regulatory asset - net                     1,001,884           -            -             -     1,001,884
  Unamortized loss on reacquired debt                   170,799           -            -             -       170,799
  Deferred fuel costs                                    22,468           -            -             -        22,468
  Other regulatory assets                               709,312           -            -             -       709,312
  Long-term receivables                                  28,870           -            -             -        28,870
  Other                                                 126,214     484,525      619,044      (485,735)      744,049
						    ----------------------------------------------------------------
TOTAL                                                 2,059,547     484,525      619,044      (485,735)    2,677,382
						    ----------------------------------------------------------------

TOTAL ASSETS                                        $20,597,897  $9,857,774   $5,420,051   $(9,694,088)  $26,181,634
						    ================================================================
*Totals may not foot due to rounding.



Entergy Corporation

Consolidating Balance Sheet
September 30, 2001
(Dollars in thousands)
(Unaudited)

							U.S.     Parent &    Competitive Eliminations   Consolidated
						     Utilities     Other      Businesses

		LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                       518,058           -       83,879             -       601,937
Notes payable:
  Associated companies                                        -      52,775      285,420      (338,195)            -
  Other                                                     713   1,050,001          304             -     1,051,018
Account payable:
  Associated companies                                   (2,901)    108,231      (77,155)      (28,175)            -
  Other                                                 477,477       4,913      111,931             -       594,320
Customer deposits                                       183,808           -            -             -       183,808
Taxes accrued                                           807,851     110,283        6,487             -       924,621
Accumulated deferred income taxes                        43,752         (12)      24,508             -        68,248
Nuclear refueling outage costs                           16,163           -            -             -        16,163
Interest accrued                                        140,856       4,610       39,974             -       185,440
Obligations under capital leases                        154,713           -            -             -       154,713
Other                                                   199,971       9,399      136,975       (21,254)      325,092
						    ----------------------------------------------------------------
TOTAL                                                 2,540,462   1,340,200      612,323      (387,624)    4,105,360
						    ----------------------------------------------------------------

	      DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                     3,421,554     (56,291)      33,637             -     3,398,899
Accumulated deferred investment tax credits             476,895           -            -             -       476,895
Obligations under capital leases                        150,666           -           15             -       150,681
FERC settlement - refund obligation                      25,234           -            -             -        25,234
Other regulatory liabilities                            139,095           -            -             -       139,095
Decommisioning                                          271,682           -      898,975             -     1,170,657
Transition to competition                               222,021           -            -             -       222,021
Regulatory reserves                                      38,909           -            -             -        38,909
Accumulated provisions                                  277,488          (7)      95,055             -       372,537
Other                                                   796,838      33,816      365,705      (435,385)      760,975
						    ----------------------------------------------------------------
TOTAL                                                 5,820,382     (22,482)   1,393,387      (435,385)    6,755,903
						    ----------------------------------------------------------------

Long-term debt                                        6,027,510      25,939    1,267,273       (83,109)    7,237,613
Preferred stock with sinking fund                        26,185           -            -             -        26,185
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures      215,000           -            -             -       215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                    334,687           -            -             -       334,687
Common stock                                          2,225,870     411,705    1,557,653    (4,192,745)        2,482
  Authorized shares 500,000,000
  Issued shares CY 248,174,087
Paid-in capital                                       1,779,439   5,486,104      567,022    (3,169,803)    4,662,762
Retained earnings                                     1,628,874   3,437,226      146,345    (1,523,822)    3,688,624
Accumulated other comprehensive income (loss)              (512)    (70,849)     (95,336)       69,785       (96,913)
Less - treasury stock, at cost                                -     750,069       28,616       (28,616)      750,069
  Shares CY 27,161,334
						    ----------------------------------------------------------------
TOTAL                                                 5,968,358   8,514,117    2,147,068    (8,787,970)    7,841,573
						    ----------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $20,597,897  $9,857,774   $5,420,051   $(9,694,088)  $26,181,634
						    ================================================================
*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 2000
(Dollars in thousands)
(Unaudited)

							     U.S.     Parent &  Competitive Eliminations   Consolidated
							  Utilities   Other     Businesses
		   ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                    $ 46,511   $    821   $ 110,218     $       -    $ 157,550
    Temporary cash investments - at cost,
    which approximates market                                307,589    114,957     217,492             -      640,038
    Special deposits                                               -          -     584,836             -      584,836
							 ----------- ----------  ----------   -----------  -----------
      Total cash and cash equivalents                        354,100    115,778     912,546             -    1,382,424
							 ----------- ----------  ----------   -----------  -----------
Other temporary investments                                        -          -           -             -            -
Notes receivable                                               1,544    780,878           -      (778,814)       3,608
Accounts receivable:
   Customer                                                  447,036          -      50,785             -      497,821
   Allowance for doubtful accounts                            (7,383)    (2,064)       (500)            -       (9,947)
   Associated companies                                       21,587    124,533       5,348      (151,469)           -
   Other                                                     100,612      1,908     292,998             -      395,518
   Accrued unbilled revenues                                 415,409          -           -             -      415,409
							 ----------- ----------  ----------   -----------  -----------
     Total receivables                                       977,261    124,377     348,631      (151,469)   1,298,801
Deferred fuel costs                                          568,331          -           -             -      568,331
Fuel inventory - at average cost                              91,859          -       1,802            18       93,679
Materials and supplies - at average cost                     338,494        (13)     86,876             -      425,357
Rate deferrals                                                16,581          -           -             -       16,581
Deferred nuclear refueling outage costs                       46,544          -           -             -       46,544
Prepayments and other                                         54,323      2,838      65,528             -      122,690
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,449,037  1,023,858   1,415,383      (930,265)   3,958,015
							 ----------- ----------  ----------   -----------  -----------

	      OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                             214  7,005,736           -    (7,005,737)         214
Decommissioning trust funds                                  867,242          -     448,615             -    1,315,857
Non-utility property - at cost (less accumulated
  depreciation)                                              224,443     33,741       4,768             -      262,952
Non-regulated investments                                          -     11,500     177,655            (1)     189,154
Other - at cost (less accumulated depreciation)               17,859      4,439       4,738             -       27,036
							 ----------- ----------  ----------   -----------  -----------
		   TOTAL                                   1,109,759  7,055,416     635,776    (7,005,738)   1,795,213
							 ----------- ----------  ----------   -----------  -----------

PROPERTY, PLANT, AND EQUIPMENT

Electric                                                  24,020,884      4,415   1,112,262             -   25,137,562
Plant acquisition adjustment                                 390,364          -         300             -      390,664
Property under capital lease                                 769,370          -      62,452             -      831,822
Natural gas                                                  190,989          -           -             -      190,989
Construction work in progress                                447,562      2,225     486,998             -      936,785
Nuclear fuel under capital lease                             277,673          -           -             -      277,673
Nuclear fuel                                                  38,848          -     118,755             -      157,603
							 ----------- ----------  ----------   -----------  -----------
TOTAL PROPERTY, PLANT AND EQUIPMENT                       26,135,692      6,640   1,780,767             -   27,923,098
Less - accumulated depreciation and amortization          11,385,858      3,187      88,307             -   11,477,352
							 ----------- ----------  ----------   -----------  -----------
PROPERTY, PLANT AND EQUIPMENT - NET                       14,749,834      3,453   1,692,460             -   16,445,745
							 ----------- ----------  ----------   -----------  -----------

	    DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                          980,266          -           -             -      980,266
    Unamortized loss on reacquired debt                      183,627          -           -             -      183,627
    Deferred fuel costs                                       95,661          -           -             -       95,661
    Other regulatory assets                                  792,515          -           -             -      792,515
  Long-term receivables                                       29,586      6,000      (6,011)            -       29,575
  Other                                                      177,147    417,735     978,441      (402,046)   1,171,278
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,258,803    423,735     972,430      (402,046)   3,252,922
							 ----------- ----------  ----------   -----------  -----------
TOTAL ASSETS                                             $20,567,433 $8,506,463  $4,716,048   $(8,338,048) $25,451,896
							 =========== ==========  ==========   ===========  ===========
*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 2000
(Dollars in thousands)
(Unaudited)

							     U.S.     Parent &  Competitive Eliminations   Consolidated
							  Utilities    Other     Businesses

	LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                          $ 309,738  $       -    $154,477      $      -   $  464,215
Notes payable:
  Associated companies                                             -     70,190     708,624      (778,814)           -
  Other                                                          715    387,000         308             -      388,023
Account payable:
  Associated companies                                         8,178     17,517      22,880       (48,575)           -
  Other                                                      877,052      6,915     320,260             -    1,204,227
Customer deposits                                            172,169          -           -             -      172,169
Taxes accrued                                                310,395    134,324       7,092             -      451,811
Accumulated deferred income taxes                            225,629         20           -             -      225,649
Nuclear refueling outage costs                                10,209          -           -             -       10,209
Interest accrued                                             169,924        781       1,328             -      172,033
Obligations under capital leases                             156,907          -           -             -      156,907
Other                                                        176,505     10,864      22,760       (17,222)     192,908
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,417,420    627,611   1,237,729      (844,611)   3,438,151
							 ----------- ----------  ----------   -----------  -----------

      DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                          3,336,353    (80,078)     (7,192)            -    3,249,083
Accumulated deferred investment tax credits                  494,315          -           -             -      494,315
Obligations under capital leases                             201,858          -          15             -      201,873
FERC settlement - refund obligation                           30,745          -           -             -       30,745
Other regulatory liabilities                                 104,841          -           -             -      104,841
Decommisioning                                               295,801          -     453,907             -      749,708
Transition to competition                                    191,934          -           -             -      191,934
Regulatory reserves                                          396,789          -           -             -      396,789
Accumulated provisions                                       287,797        (10)    102,329             -      390,116
Other                                                        719,070    104,349     439,982      (410,264)     853,137
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                      6,059,503     24,261     989,041      (410,264)   6,662,541
							 ----------- ----------  ----------   -----------  -----------

Long-term debt                                             6,039,638     25,999   1,752,125       (85,669)   7,732,093
Preferred stock with sinking fund                             65,758          -           -             -       65,758
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures           215,000          -           -             -      215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                         334,688          -           -             -      334,688
  Common stock                                             2,225,870    359,699     367,863    (2,950,950)       2,481
       Authorized shares    500,000,000
       Issued shares CY     248,094,614
  Paid-in capital                                          1,779,381  5,457,993     511,690    (3,088,580)   4,660,483
  Retained earnings                                        1,430,175  2,861,546     (63,111)   (1,037,972)   3,190,639
  Accumulated other comprehensive income (loss)                    -    (75,742)    (73,289)       73,998      (75,033)
  Less - treasury stock, at cost                                   -    774,905       6,000        (6,000)     774,905
       Shares CY             28,490,031

							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                      5,770,114  7,828,591     737,153    (6,997,504)   7,338,353
							 ----------- ----------  ----------   -----------  -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $20,567,433 $8,506,463  $4,716,048   $(8,338,048) $25,451,896
							 =========== ==========  ==========   ===========  ===========

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
September 30, 2001 vs December 31, 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

							     U.S.     Parent &  Competitive Eliminations   Consolidated
							  Utilities   Other     Businesses
		   ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                    $119,047   $  2,083   $ (54,387)    $       -    $  66,743
    Temporary cash investments - at cost,
    which approximates market                               (130,649)   (82,664)    249,064             -       35,752
    Special deposits                                               -         78    (583,720)            -     (583,643)
							 ----------- ----------  ----------   -----------  -----------
      Total cash and cash equivalents                         11,602    (80,503)   (389,043)            -     (481,148)
							 ----------- ----------  ----------   -----------  -----------
Other temporary investments                                  239,310     11,290           -             -      250,600
Notes receivable                                              (1,462)  (493,492)     53,687       440,658         (608)
Accounts receivable:
   Customer                                                   81,833         (1)     (6,846)            -       74,986
   Allowance for doubtful accounts                                 -          1           -             -            1
   Associated companies                                       (6,471)    (3,178)    (92,391)      102,040            -
   Other                                                     (14,684)      (400)   (190,407)            -     (205,530)
   Accrued unbilled revenues                                 (46,637)         -         131             -      (46,506)
							 ----------- ----------  ----------   -----------  -----------
     Total receivables                                        14,041     (3,617)   (289,513)      102,040     (177,050)
Deferred fuel costs                                         (257,451)         -           -             -     (257,451)
Fuel inventory - at average cost                              23,786          -       1,511             -       25,297
Materials and supplies - at average cost                     (12,835)        43      44,975             -       32,182
Rate deferrals                                               (15,179)         -           -             -      (15,179)
Deferred nuclear refueling outage costs                       (6,485)         -      61,168             -       54,683
Prepayments and other                                          9,870        611     (43,110)            -      (32,630)
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                        (18,007)  (565,668)   (560,324)      542,698     (601,304)
							 ----------- ----------  ----------   -----------  -----------

	      OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                               2  1,792,516     640,626    (1,791,891)     641,252
Decommissioning trust funds                                    4,373          -     461,431             -      465,804
Non-utility property - at cost (less accumulated
  depreciation)                                                  (81)     4,689      25,297             -       29,905
Non-regulated investments                                          -     23,158     (49,957)      (23,157)     (49,956)
Other - at cost (less accumulated depreciation)                1,217     30,950     294,860             -      327,027
							 ----------- ----------  ----------   -----------  -----------
		   TOTAL                                       5,510  1,851,314   1,372,258    (1,815,048)   1,414,032
							 ----------- ----------  ----------   -----------  -----------

PROPERTY, PLANT, AND EQUIPMENT

Electric                                                     216,302        775     657,848             -      874,925
Plant acquisition adjustment                                 (12,198)         -           -             -      (12,199)
Property under capital lease                                 (10,912)         -     (62,452)            -      (73,364)
Natural gas                                                    8,938          -           -             -        8,939
Steam products                                                     -          -           -             -            -
Construction work in progress                                368,025      4,796    (411,896)            -      (39,076)
Nuclear fuel under capital lease                             (42,474)         -           -             -      (42,474)
Nuclear fuel                                                  (1,727)         -      87,794             -       86,068
							 ----------- ----------  ----------   -----------  -----------
TOTAL PROPERTY, PLANT AND EQUIPMENT                          525,952      5,571     271,294             -      802,819
Less - accumulated depreciation and amortization             283,735        694      25,839             -      310,268
							 ----------- ----------  ----------   -----------  -----------
PROPERTY, PLANT AND EQUIPMENT - NET                          242,217      4,877     245,455             -      492,551
							 ----------- ----------  ----------   -----------  -----------

	    DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                           21,618          -           -             -       21,618
    Unamortized loss on reacquired debt                      (12,828)         -           -             -      (12,828)
    Deferred fuel costs                                      (73,193)         -           -             -      (73,193)
    Other regulatory assets                                  (83,203)         -           -             -      (83,203)
  Long-term receivables                                         (716)    (6,000)      6,011             -         (705)
  Other                                                      (50,933)    66,790    (359,397)      (83,689)    (427,229)
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                       (199,256)    60,790    (353,386)      (83,689)    (575,540)
							 ----------- ----------  ----------   -----------  -----------
TOTAL ASSETS                                             $    30,465 $1,351,312  $  704,003   $(1,356,040) $   729,738
							 =========== ==========  ==========   ===========  ===========
*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
September 30, 2001 vs December 31, 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

							     U.S.     Parent &  Competitive Eliminations   Consolidated
							  Utilities    Other     Businesses

	LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                          $ 208,320  $       -    $(70,598)     $      -   $  137,722
Notes payable:
  Associated companies                                             -    (17,415)   (423,204)      440,619            -
  Other                                                           (2)   663,001          (4)            -      662,995
Account payable:
  Associated companies                                       (11,079)    90,714    (100,035)       20,400            -
  Other                                                     (399,575)    (2,002)   (208,329)            -     (609,907)
Customer deposits                                             11,639          -           -             -       11,639
Taxes accrued                                                497,456    (24,041)       (605)            -      472,810
Accumulated deferred income taxes                           (181,877)       (32)     24,508             -     (157,401)
Nuclear refueling outage costs                                 5,954          -           -             -        5,954
Interest accrued                                             (29,068)     3,829      38,646             -       13,407
Obligations under capital leases                              (2,194)         -           -             -       (2,194)
Other                                                         23,466     (1,465)    114,215        (4,032)     132,184
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                        123,042    712,589    (625,406)      456,987)     667,209
							 ----------- ----------  ----------   -----------  -----------

      DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                             85,201     23,787      40,829             -      149,816
Accumulated deferred investment tax credits                  (17,420)         -           -             -      (17,420)
Obligations under capital leases                             (51,192)         -           -             -      (51,192)
FERC settlement - refund obligation                           (5,511)         -           -             -       (5,511)
Other regulatory liabilities                                  34,254          -           -             -       34,254
Decommisioning                                               (24,119)         -     445,068             -      420,949
Transition to competition                                     30,087          -           -             -       30,087
Regulatory reserves                                         (357,880)         -           -             -     (357,880)
Accumulated provisions                                       (10,309)         3      (7,274)            -      (17,579)
Other                                                         77,768    (70,533)    (74,277)      (25,121)     (92,162)
							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                       (239,121)   (46,743)    404,346       (25,121)      93,362
							 ----------- ----------  ----------   -----------  -----------

Long-term debt                                               (12,128)       (60)   (484,852)        2,560     (494,480)
Preferred stock with sinking fund                            (39,573)         -           -             -      (39,573)
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures                 -          -           -             -            -

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                              (1)         -           -             -            -
  Common stock                                                     0     52,006   1,189,790    (1,241,795)           0
       Authorized shares
       Issued shares CY
  Paid-in capital                                                 58     28,111      55,332       (81,223)       2,279
  Retained earnings                                          198,699    575,680     209,456      (485,850)     497,985
  Accumulated other comprehensive income (loss)                 (512)     4,893     (22,047)       (4,213)     (21,880)
  Less - treasury stock, at cost                                   -    (24,836)     22,616       (22,616)     (24,836)

							 ----------- ----------  ----------   -----------  -----------
TOTAL                                                        198,244    685,526   1,409,915    (1,790,466)     503,220
							 ----------- ----------  ----------   -----------  -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $    30,464 $1,351,312  $  704,003   $(1,356,040) $   729,738
							 =========== ==========  ==========   ===========  ===========

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended September 30, 2001
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $1,986,831    $       -     $      -    $     (493)   $ 1,986,338
     Natural gas                                      18,212            -            -             -         18,212
     Competitive businesses                                -        5,969      565,543          (326)       571,186
						  -----------------------------------------------------------------
			 Total                     2,005,043        5,969      565,543          (819)     2,575,736
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas       694,248            -      231,204             -        925,452
	    purchased for resale
	  Purchased power                            252,160            -       27,430          (530)       279,060
						  -----------------------------------------------------------------

      Gross Margin                                 1,058,635        5,969      306,909          (289)     1,371,224
      Margin %                                         52.8%       100.0%        54.3%          35.3%         53.2%

	  Nuclear refueling outage expenses           15,436            -        8,848             -         24,284
	  Other operation and maintenance            382,377       18,577      150,118          (734)       550,339
     Decommissioning                                 (22,553)           -            -             -        (22,553)
     Taxes other than income taxes                    92,164          488       10,940             -        103,593
						  -----------------------------------------------------------------
			 Total                     1,413,832       19,065      428,540        (1,264)     1,860,175
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     591,211      (13,096)     137,003           445        715,561
						  -----------------------------------------------------------------

Margin %                                               29.5%      (219.4%)       24.2%        (54.3%)         27.8%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   112,631        1,108       13,911             -        127,650
     Other regulatory charges (credits)              (24,621)           -            -             -        (24,621)
     Amortization of rate deferrals                    6,029            -            -             -          6,029
						  -----------------------------------------------------------------
			Total                         94,039        1,108       13,911             -        109,058
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              497,172      (14,204)     123,092           445        606,503
						  -----------------------------------------------------------------

Margin %                                               24.8%      (238.0%)       21.8%        (54.3%)         23.5%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            7,672            -            -             -          7,672
       construction
     Gain/(loss) on sale of assets - net                 622           77        1,366             -          2,066
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       58,414             -         58,414
     Miscellaneous - net                              21,473        4,133       19,191        (7,153)        37,643
						  -----------------------------------------------------------------
			  Total                       29,767        4,210       78,971        (7,153)       105,795
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      117,144            -        9,526             -        126,670
     Other interest - net                             57,631       10,407       23,122        (6,708)        84,452
     Distributions on preferred securities             4,709            -            -             -          4,709
       of subsidiaries
     Allowance for borrowed funds used                (6,287)           -            -             -         (6,287)
       during construction
						  -----------------------------------------------------------------
			 Total                       173,197       10,407       32,648        (6,708)       209,544
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    353,742      (20,401)     169,415             -        502,754

INCOME TAXES                                         125,218       (7,454)      67,536             -        185,300
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       228,524      (12,947)     101,879             -        317,454

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              4,970            -            -             -          4,970
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  223,554    $ (12,947)  $  101,879     $       -       $312,484
						  =================================================================

Margin %                                               11.1%      (216.9%)       18.0%             -          12.1%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $1.01       $(0.06)       $0.46                        $1.41
  DILUTED                                              $0.99       $(0.06)       $0.46                        $1.39


AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 221,675,578
  DILUTED                                                                                               224,830,056

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended September 30, 2000
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $2,390,667    $       -     $      -    $   (5,580)   $ 2,385,087
     Natural gas                                      21,815            -            -             -         21,815
     Competitive businesses                                -        8,239    1,028,390       (11,977)     1,024,653
						  -----------------------------------------------------------------
			 Total                     2,412,482        8,239    1,028,390       (17,557)     3,431,555
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas       725,564            -       69,655          (438)       794,782
	    purchased for resale
	  Purchased power                            313,666            -      857,210       (12,731)     1,158,145
						  -----------------------------------------------------------------

      Gross Margin                                 1,373,252        8,239      101,525        (4,388)     1,478,628
      Margin %                                         56.9%       100.0%         9.9%          25.0%         43.1%

	  Nuclear refueling outage expenses           18,439            -            -             -         18,439
	  Other operation and maintenance            398,059       16,255       95,046        (4,981)       504,379
     Decommissioning                                  11,505            -            -             -         11,505
     Taxes other than income taxes                   101,266          332        1,591             -        103,188
						  -----------------------------------------------------------------
			 Total                     1,568,499       16,587    1,023,502       (18,150)     2,590,438
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     843,983       (8,348)       4,888           593        841,117
						  -----------------------------------------------------------------

Margin %                                               35.0%      (101.3%)        0.5%         (3.4%)         24.5%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   186,042          813        2,111             -        188,967
     Other regulatory charges (credits)               47,816            -            -             -         47,816
     Amortization of rate deferrals                   10,497            -            -             -         10,497
						  -----------------------------------------------------------------
			Total                        244,355          813        2,111             -        247,280
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              599,628       (9,161)       2,777           593        593,837
						  -----------------------------------------------------------------

Margin %                                               24.9%      (111.2%)        0.3%         (3.4%)         17.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            9,163            -            -             -          9,163
       construction
     Gain/(loss) on sale of assets - net                 548            -         (832)            -           (284)
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -            -             -              -
     Miscellaneous - net                              10,916       15,878       29,670        (2,590)        53,873
						  -----------------------------------------------------------------
			  Total                       20,627       15,878       28,838        (2,590)        62,752
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      121,338            -          126             -        121,464
     Other interest - net                             11,148        5,512        7,912        (1,997)        22,576
     Distributions on preferred securities             4,709            -            -             -          4,709
       of subsidiaries
     Allowance for borrowed funds used                (6,776)           -            -             -         (6,776)
       during construction
						  -----------------------------------------------------------------
			 Total                       130,419        5,512        8,038        (1,997)       141,973
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    489,836        1,205       23,577             -        514,616

INCOME TAXES                                         199,142       (1,417)      10,202             -        207,927
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       290,694        2,622       13,375             -        306,689

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              6,755            -            -             -          6,755
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  283,939    $   2,622   $   13,375     $       -       $299,934
						  =================================================================

Margin %                                               11.8%        31.8%         1.3%             -           8.7%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $1.28        $0.01        $0.06                        $1.35
  DILUTED                                              $1.27        $0.01        $0.06                        $1.34
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 222,159,091
  DILUTED                                                                                               224,352,165

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended September 30, 2001 vs. 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $ (403,836)   $       -     $      -    $    5,087    $  (398,750)
     Natural gas                                      (3,603)           -            -             -         (3,603)
     Competitive businesses                                -       (2,270)    (462,847)       11,651       (453,467)
						  -----------------------------------------------------------------
			 Total                      (407,439)      (2,270)    (462,847)       16,738       (855,820)
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas       (31,316)           -      161,549           438        130,670
	    purchased for resale
	  Purchased power                            (61,506)           -     (829,780)       12,201       (879,085)
						  -----------------------------------------------------------------

      Gross Margin                                  (314,617)      (2,270)     205,384         4,099       (107,405)
      Margin %                                         (4.1%)           -        44.4%          10.3%         10.1%

	  Nuclear refueling outage expenses           (3,003)           -        8,848             -          5,845
	  Other operation and maintenance            (15,682)       2,322       55,072         4,247         45,960
     Decommissioning                                 (34,058)           -            -             -        (34,058)
     Taxes other than income taxes                    (9,102)         156        9,349             -            405
						  -----------------------------------------------------------------
			 Total                      (154,667)       2,478     (594,962)       16,886       (730,263)
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                    (252,772)      (4,748)     132,115          (148)      (125,557)
						  -----------------------------------------------------------------

Margin %                                               (5.5%)     (118.1%)       23.7%        (51.0%)          3.3%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   (73,411)         295       11,800             -        (61,317)
     Other regulatory charges (credits)              (72,437)           -            -             -        (72,437)
     Amortization of rate deferrals                   (4,468)           -            -             -         (4,468)
						  -----------------------------------------------------------------
			Total                       (150,316)         295       11,800             -       (138,222)
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                             (102,456)      (5,043)     120,315          (148)        12,665
						  -----------------------------------------------------------------

Margin %                                               (0.1%)     (126.8%)       21.5%        (51.0%)          6.2%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           (1,491)           -            -             -         (1,491)
       construction
     Gain/(loss) on sale of assets - net                  74           77        2,198             -          2,349
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       58,414             -         58,414
     Miscellaneous - net                              10,557      (11,745)     (10,479)       (4,563)       (16,230)
						  -----------------------------------------------------------------
			  Total                        9,140      (11,668)      50,133        (4,563)        43,042
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                       (4,194)           -        9,400             -          5,206
     Other interest - net                             46,483        4,895       15,210        (4,711)        61,876
     Distributions on preferred securities                 -            -            -             -              -
       of subsidiaries
     Allowance for borrowed funds used                   489            -            -             -            489
       during construction
						  -----------------------------------------------------------------
			 Total                        42,778        4,895       24,610        (4,711)        67,571
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                   (136,094)     (21,606)     145,838             -        (11,863)

INCOME TAXES                                         (73,924)      (6,037)      57,334             -        (22,627)
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       (62,170)     (15,569)      88,504             -         10,764

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             (1,785)           -            -             -         (1,785)
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  (60,385)   $ (15,569)  $   88,504     $       -       $ 12,550
						  =================================================================

Margin %                                               (0.6%)      (248.7%)      16.7%            -            3.4%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                               ($0.27)       ($0.07)      $0.40            -           $0.06
  DILUTED                                             ($0.28)       ($0.07)      $0.40            -           $0.05

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date September 30, 2001
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $5,851,961    $       -     $      -    $   (2,240)   $ 5,849,720
     Natural gas                                     159,144            -            -             -        159,144
     Competitive businesses                                -       26,451    1,688,937          (814)     1,714,574
						  -----------------------------------------------------------------
			 Total                     6,011,105       26,451    1,688,937        (3,054)     7,723,438
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas     2,281,176            -      795,756             -      3,076,932
	    purchased for resale
	  Purchased power                            711,484            -      178,263          (912)       888,835
						  -----------------------------------------------------------------

      Gross Margin                                 3,018,445       26,451      714,918        (2,142)     3,757,671
      Margin %                                         50.2%       100.0%        42.3%          70.1%         48.7%

	  Nuclear refueling outage expenses           50,629            -       13,938             -         64,567
	  Other operation and maintenance          1,007,430       63,101      402,031        (3,155)     1,469,408
     Decommissioning                                  (4,749)           -            -             -         (4,749)
     Taxes other than income taxes                   266,095        1,953       27,669             -        295,717
						  -----------------------------------------------------------------
			 Total                     4,312,066       65,054    1,417,658        (4,067)     5,790,710
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   1,699,039      (38,603)     271,279         1,013      1,932,728
						  -----------------------------------------------------------------

Margin %                                               28.3%      (145.9%)       16.1%        (33.2%)         25.0%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   472,480        3,261       38,358             -        514,099
     Other regulatory charges (credits)              (21,075)           -            -             -        (21,075)
     Amortization of rate deferrals                   15,181            -            -             -         15,181
						  -----------------------------------------------------------------
			Total                        466,586        3,261       38,358             -        508,205
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,232,453      (41,864)     232,921         1,013      1,424,523
						  -----------------------------------------------------------------

Margin %                                               20.5%      (158.3%)       13.8%        (33.2%)         18.4%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           19,259            -            -             -         19,259
       construction
     Gain/(loss) on sale of assets - net               1,967           77       12,370             -         14,414
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -      153,957             -        153,957
     Miscellaneous - net                              44,379       48,113       79,049       (31,679)       139,862
						  -----------------------------------------------------------------
			  Total                       65,605       48,190      245,376       (31,679)       327,492
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      358,429            -       27,945             -        386,373
     Other interest - net                             91,152       31,993       91,272       (30,665)       183,752
     Distributions on preferred securities            14,128            -            -             -         14,128
       of subsidiaries
     Allowance for borrowed funds used               (15,718)           -            -             -        (15,718)
       during construction
						  -----------------------------------------------------------------
			 Total                       447,991       31,993      119,217       (30,665)       568,535
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    850,067      (25,666)     359,079             -      1,183,480

INCOME TAXES                                         325,951      (10,726)     144,348             -        459,573
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       524,116      (14,940)     214,731             -        723,907

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             18,363            -            -             -         18,363
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  505,753    $ (14,940)  $  214,731     $       -       $705,544
						  =================================================================

Margin %                                                8.4%       (56.5%)       12.7%             -           9.1%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $2.29       ($0.07)       $0.97                        $3.19
  DILUTED                                              $2.25       ($0.07)       $0.96                        $3.14
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 220,908,546
  DILUTED                                                                                               224,780,449

*Totals may not foot due to rounding.


Entergy Corporation

Entergy Corporation

Consolidating Income Statement
Year to Date September 30, 2000
(Dollars in thousands)
(Unaudited)
								     U.S.     Parent &  Competitive   Eliminations Consolidated
								  Utilities     Other    Businesses
OPERATING REVENUES:
     Domestic electric                                             $5,415,296    $     -    $      -    $   (12,639)  $5,402,657
     Natural gas                                                       96,107          -           -              -       96,107
     Steam products                                                         -          -           -              -            -
     Competitive businesses                                                 -     22,515   1,888,914        (29,358)   1,882,071
								    ---------    -------    --------     ----------   ----------
			 Total                                      5,511,403     22,515   1,888,914        (41,997)   7,380,835

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas purchased for resale 1,546,801          -     210,608           (438)   1,756,972
	  Purchased power                                             666,938          -   1,395,928        (32,657)   2,030,210
								    ---------    -------    --------     ----------   ----------

     Gross Margin                                                   3,297,664     22,515     282,377         (8,902)   3,593,653
     Margin %                                                           59.8%     100.0%       14.9%          21.2%        48.7%

	  Nuclear refueling outage expenses                            53,625          -           -              -       53,625
	  Other operation and maintenance                           1,070,092     45,996     226,161        (10,237)   1,332,012
     Decommissioning                                                   28,611          -           -              -       28,611
     Taxes other than income taxes                                    260,566      1,053       4,727              -      266,346
								    ---------    -------    --------     ----------   ----------
			 Total                                      3,626,634     47,049   1,837,423        (43,331)   5,467,776
								    ---------    -------    --------     ----------   ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                    1,884,769    (24,534)     51,490          1,335    1,913,059
								    ---------    -------    --------     ----------   ----------
Margin %                                                                34.2%    (109.0%)       2.7%          (3.2%)       25.9%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                    537,887      2,344       5,759              -      545,991
     Other regulatory charges (credits)                                27,311          -           -              -       27,311
     Amortization of rate deferrals                                    25,776          -           -              -       25,776
								    ---------    -------    --------     ----------   ----------
			Total                                         590,974      2,344       5,759              -      599,078
								    ---------    -------    --------     ----------   ----------

OPERATING INCOME (LOSS)                                             1,293,795    (26,878)     45,731          1,335    1,313,981
								    ---------    -------    --------     ----------   ----------
Margin %                                                                23.5%    (119.4%)       2.4%          (3.2%)       17.8%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction               24,898          -           -              -       24,898
     Gain/(loss) on sale of assets - net                                1,594          3      19,694              -       21,291
     Miscellaneous - net                                               17,245     67,062      80,975         (8,777)     156,505
								    ---------    -------    --------     ----------   ----------
			  Total                                        43,736     67,065     100,669         (8,777)     202,694
								    ---------    -------    --------     ----------   ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                       354,016          -         379           (810)     353,585
     Other interest - net                                              32,523     17,485      22,852         (6,632)      66,227
     Distributions on preferred securities of subsidiaries             14,128          -           -              -       14,128
     Allowance for borrowed funds used during construction            (18,753)         -           -              -      (18,753)
								    ---------    -------    --------     ----------   ----------
			 Total                                        381,914     17,485      23,231         (7,442)     415,187
								    ---------    -------    --------     ----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                                     955,617     22,702     123,169             (0)   1,101,488

INCOME TAXES                                                          390,640      5,583      44,393              -      440,616
								    ---------    -------    --------     ----------   ----------

CONSOLIDATED NET INCOME (LOSS)                                        564,978     17,119      78,777             (0)     660,872

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                              24,886          -           -              -       24,886
								    ---------    -------    --------     ----------   ----------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                          $ 540,091    $17,119    $ 78,777     $       (0)  $  635,986
								    =========    =======    ========     ==========   ==========
Margin %                                                                 9.8%      76.0%        4.2%           0.0%         8.6%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                                 $2.36      $0.08       $0.34                      $2.78
  DILUTED                                                               $2.35      $0.08       $0.34                      $2.77
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                             228,930,171
  DILUTED                                                                                                           230,034,859

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date September 30, 2001 vs. 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $  436,665    $       -     $      -    $   10,399    $   447,063
     Natural gas                                      63,037            -            -             -         63,037
     Competitive businesses                                -        3,936     (199,977)       28,544       (167,497)
						  -----------------------------------------------------------------
			 Total                       499,702        3,936     (199,977)       38,943        342,603
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas       734,375            -      585,148           438      1,319,960
	    purchased for resale
	  Purchased power                             44,546            -   (1,217,665)       31,745     (1,141,375)
						  -----------------------------------------------------------------

      Gross Margin                                  (279,219)       3,936      432,541         6,760        164,018
      Margin %                                         (9.6%)           -        27.4%          48.9%         (0.0%)

	  Nuclear refueling outage expenses           (2,996)           -       13,938             -         10,942
	  Other operation and maintenance            (62,662)      17,105      175,871         7,082        137,396
     Decommissioning                                 (33,360)           -            -             -        (33,360)
     Taxes other than income taxes                     5,530          900       22,943             -         29,372
						  -----------------------------------------------------------------
			 Total                       685,432       18,005     (419,766)       39,264        322,935
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                    (185,730)     (14,069)     219,789          (322)        19,668
						  -----------------------------------------------------------------

Margin %                                               (5.9%)      (37.0%)       13.3%        (30.0%)         (0.9%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   (65,407)         917       32,599             -        (31,892)
     Other regulatory charges (credits)              (48,386)           -            -             -        (48,386)
     Amortization of rate deferrals                  (10,595)           -            -             -        (10,595)
						  -----------------------------------------------------------------
			Total                       (124,388)         917       32,599             -        (90,873)
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              (61,342)     (14,986)     187,190          (322)       110,541
						  -----------------------------------------------------------------

Margin %                                               (3.0%)      (38.9%)       11.4%        (30.0%)          0.6%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           (5,639)           -            -             -         (5,639)
       construction
     Gain/(loss) on sale of assets - net                 373           74       (7,324)            -         (6,876)
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -      153,957             -        153,957
     Miscellaneous - net                              27,134      (18,949)      (1,927)      (22,902)       (16,643)
						  -----------------------------------------------------------------
			  Total                       21,869      (18,875)     144,706       (22,902)       124,798
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                        4,413            -       27,566           810         32,789
     Other interest - net                             58,629       14,508       68,420       (24,033)       117,524
     Distributions on preferred securities                 -            -            -             -              -
       of subsidiaries
     Allowance for borrowed funds used                 3,035            -            -             -          3,035
       during construction
						  -----------------------------------------------------------------
			 Total                        66,077       14,508       95,987       (23,223)       153,348
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                   (105,550)     (48,368)     235,910             -         81,991

INCOME TAXES                                         (64,689)     (16,309)      99,955             -         18,957
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       (40,861)     (32,059)     135,955             -         63,034

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             (6,523)           -            -             -         (6,523)
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  (34,338)   $ (32,059)  $  135,955     $       -       $ 69,557
						  =================================================================

Margin %                                               (1.4%)      (132.5%)       8.5%          0.0%           0.5%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                               ($0.07)      ($0.15)       $0.63                        $0.41
  DILUTED                                             ($0.10)      ($0.15)       $0.62                        $0.37

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended September 30, 2001
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $7,672,390    $       4     $      -    $   (5,640)   $ 7,666,754
     Natural gas                                     228,908            -            -             -        228,908
     Steam products                                        -            -            -             -              -
     Competitive businesses                                -       27,801    2,454,563       (19,275)     2,463,089
						  -----------------------------------------------------------------
			 Total                     7,901,298       27,805    2,454,563       (24,915)    10,358,751
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas     2,965,672            -    1,000,425          (302)     3,965,795
	    purchased for resale
	  Purchased power                            972,765            -      570,094       (21,350)     1,521,506
						  -----------------------------------------------------------------

      Gross Margin                                 3,962,861       27,805      884,047        (3,263)     4,871,450
      Margin %                                         50.2%       100.0%        36.0%          13.1%         47.0%

	  Nuclear refueling outage expenses           67,516            -       13,938             -         81,454
	  Other operation and maintenance          1,438,360       80,146      525,071        (4,870)     2,038,707
     Decommissioning                                   6,124            -            -             -          6,124
     Taxes other than income taxes                   363,894        2,466       33,356             -        399,716
						  -----------------------------------------------------------------
			 Total                     5,814,331       82,612    2,142,881       (26,522)     8,013,302
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   2,086,967      (54,807)     311,682         1,607      2,345,449
						  -----------------------------------------------------------------

Margin %                                               26.4%      (197.1%)       12.7%         (6.4%)         22.6%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   665,253        4,159       44,821             -        714,233
     Other regulatory charges (credits)              (44,705)           -            -             -        (44,705)
     Amortization of rate deferrals                   19,797            -            -             -         19,797
						  -----------------------------------------------------------------
			Total                        640,345        4,159       44,821             -        689,325
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,446,622      (58,966)     266,861         1,607      1,656,124
						  -----------------------------------------------------------------

Margin %                                               18.3%      (212.1%)       10.9%         (6.4%)         16.0%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           26,383            -            -             -         26,383
       construction
     Gain/(loss) on sale of assets - net               2,711      (42,423)      12,370             -        (27,342)
     Equity in earnings of unconsolidated
       equity affiliates                                   2            -      153,957             -        153,959
     Miscellaneous - net                              53,893       65,295       88,443       (34,147)       173,484
						  -----------------------------------------------------------------
			  Total                       82,989       22,872      254,770       (34,147)       326,484
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      477,963            -       31,898             -        509,861
     Other interest - net                            105,512       36,611       93,576       (32,540)       203,159
     Distributions on preferred securities            18,838            -            -             -         18,838
       of subsidiaries
     Allowance for borrowed funds used               (21,079)           -            -             -        (21,079)
       during construction
						  -----------------------------------------------------------------
			 Total                       581,234       36,611      125,474       (32,540)       710,779
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    948,377      (72,705)     396,157             -      1,271,829

INCOME TAXES                                         370,978      (29,246)     156,146             -        497,878
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       577,399      (43,459)     240,011             -        773,951

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             25,098            -            -             -         25,098
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  552,301    $ (43,459)  $  240,011     $       -       $748,853
						  =================================================================

Margin %                                                7.0%      (156.3%)        9.8%             -           7.2%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $2.51       ($0.20)       $1.09                        $3.40
  DILUTED                                              $2.46       ($0.20)       $1.07                        $3.33
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 220,574,276
  DILUTED                                                                                               224,689,451

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Income Statement
Twelve Months Ended September 30, 2000
(Dollars in thousands)
(Unaudited)
							      U.S.       Parent &    Competitive   Eliminations  Consolidated
							    Utilities     Other      Businesses
OPERATING REVENUES:
     Domestic electric                                      $6,820,873    $       -     $       -    $  (17,732)   $6,803,141
     Natural gas                                               128,141            -             -             -       128,141
     Steam products                                                  -            -             -             -             -
     Competitive businesses                                          -       22,515     2,211,607       (32,202)    2,201,920
							    ----------    ---------     ---------    ----------    ----------
			 Total                               6,949,014       22,515     2,211,607       (49,934)    9,133,202

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas purchased     2,044,107            -       318,122          (438)    2,361,791
	    for resale.
	  Purchased power                                      783,549            -     1,537,172       (38,509)    2,282,212
							    ----------    ---------     ---------    ----------    ----------

     Gross Margin                                            4,121,358       22,515       356,313       (10,987)    4,489,199
     Margin %                                                    59.3%       100.0%         16.1%         22.0%         49.2%

	  Nuclear refueling outage expenses                     73,267            -             -             -        73,267
	  Other operation and maintenance                    1,489,176       53,610       311,860       (12,766)    1,841,880
     Decommissioning                                            39,596            -             -             -        39,596
     Taxes other than income taxes                             342,396        1,130         2,954             -       346,480
							    ----------    ---------     ---------    ----------    ----------
			 Total                               4,772,091       54,740     2,170,108       (51,713)    6,945,226
							    ----------    ---------     ---------    ----------    ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                             2,176,923      (32,225)       41,499         1,779     2,187,976
							    ----------    ---------     ---------    ----------    ----------
Margin %                                                         31.3%      (143.1%)         1.9%         (3.6%)        24.0%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                             710,754        2,659         8,294             -       721,707
     Other regulatory charges (credits)                         32,111            -             -             -        32,111
     Amortization of rate deferrals                             33,500            -             -             -        33,500
							    ----------    ---------     ---------    ----------    ----------
			Total                                  776,365        2,659         8,294             -       787,318
							    ----------    ---------     ---------    ----------    ----------

OPERATING INCOME (LOSS)                                      1,400,558      (34,884)       33,205         1,779     1,400,658
							    ----------    ---------     ---------    ----------    ----------
Margin %                                                         20.2%      (154.9%)         1.5%         (3.6%)        15.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction        33,553            -             -             -        33,553
     Gain/(loss) on sale of assets - net                         2,128            5        29,194             -        31,327
     Miscellaneous - net                                        28,661       71,366       132,639       (10,831)      221,835
							    ----------    ---------     ---------    ----------    ----------
			  Total                                 64,342       71,371       161,833       (10,831)      286,715
							    ----------    ---------     ---------    ----------    ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                471,584            -           379          (810)      471,153
     Other interest - net                                       49,992       17,927        30,618        (8,242)       90,296
     Distributions on preferred securities of subsidiaries      18,838            -             -             -        18,838
     Allowance for borrowed funds used during construction     (24,869)           -             -             -       (24,869)
							    ----------    ---------     ---------    ----------    ----------
			 Total                                 515,545       17,927        30,997        (9,052)      555,418
							    ----------    ---------     ---------    ----------    ----------

INCOME (LOSS) BEFORE INCOME TAXES                              949,355       18,560       164,041             -     1,131,955

INCOME TAXES                                                   380,594       28,273        46,012             -       454,879
							    ----------    ---------     ---------    ----------    ----------

CONSOLIDATED NET INCOME (LOSS)                                 568,761       (9,713)      118,029             -       677,076

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                       36,808            -             -             -        36,808
							    ----------    ---------     ---------    ----------    ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                  $  531,953    $  (9,713)  $   118,029   $         -    $  640,268
							    ==========    =========     =========    ==========    ==========
Margin %                                                          7.7%       (43.1%)         5.3%             -          7.0%

EARNINGS PER AVERAGE COMMON SHARE
  BASIC                                                          $2.29       ($0.04)        $0.51                       $2.76
  DILUTED                                                        $2.28       ($0.04)        $0.51                       $2.75
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
  BASIC                                                                                                           231,946,696
  DILUTED                                                                                                         232,790,875
*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended September 30, 2001 vs. 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $  851,517    $       4     $      -    $   12,092    $   863,613
     Natural gas                                     100,767            -            -             -        100,767
     Steam products                                        -            -            -             -              -
     Competitive businesses                                -        5,286      242,956        12,927        261,169
						  -----------------------------------------------------------------
			 Total                       952,284        5,290      242,956        25,019      1,225,549
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas       921,565            -      682,303           136      1,604,004
	    purchased for resale
	  Purchased power                            189,216            -     (967,081)       17,159       (760,706)
						  -----------------------------------------------------------------

      Gross Margin                                  (158,497)       5,290      527,734         7,724        382,251
      Margin %                                         (9.2%)           -        19.9%          (8.9%)        (2.1%)

	  Nuclear refueling outage expenses           (5,751)           -       13,938             -          8,187
	  Other operation and maintenance            (50,816)      26,536      213,211         7,896        196,827
     Decommissioning                                 (33,472)           -            -             -        (33,472)
     Taxes other than income taxes                    21,498        1,336       30,402             -         53,236
						  -----------------------------------------------------------------
			 Total                     1,042,240       27,872      (27,227)       25,191      1,068,076
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     (89,956)     (22,582)     270,183          (172)       157,473
						  -----------------------------------------------------------------

Margin %                                               (4.9%)      (54.0%)       10.8%         (2.9%)         (1.3%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   (45,501)       1,500       36,527             -         (7,474)
     Other regulatory charges (credits)              (76,816)           -            -             -        (76,816)
     Amortization of rate deferrals                  (13,703)           -            -             -        (13,703)
						  -----------------------------------------------------------------
			Total                       (136,020)       1,500       36,527             -        (97,993)
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                               46,064      (24,082)     233,656          (172)       255,466
						  -----------------------------------------------------------------

Margin %                                               (1.8%)      (57.1%)        9.4%         (2.9%)          0.7%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           (7,170)           -            -             -         (7,170)
       construction
     Gain/(loss) on sale of assets - net                 583      (42,428)     (16,824)            -        (58,669)
     Equity in earnings of unconsolidated
       equity affiliates                                   2            -      153,957             -        153,959
     Miscellaneous - net                              25,232       (6,071)     (44,196)      (23,316)       (48,351)
						  -----------------------------------------------------------------
			  Total                       18,647      (48,499)      92,937       (23,316)        39,769
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                        6,379            -       31,519           810         38,708
     Other interest - net                             55,520       18,684       62,958       (24,298)       112,864
     Distributions on preferred securities                 -            -            -             -              -
       of subsidiaries
     Allowance for borrowed funds used                 3,790            -            -             -          3,790
       during construction
						  -----------------------------------------------------------------
			 Total                        65,689       18,684       94,477       (23,488)       155,362
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                       (978)     (91,265)     232,116             -        139,873

INCOME TAXES                                          (9,616)     (57,519)     110,134             -         42,999
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                         8,638      (33,746)     121,982             -         96,874

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                            (11,710)           -            -             -        (11,710)
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   20,348    $ (33,746)  $  121,982     $       -      $ 108,585
						  =================================================================

Margin %                                               (0.7%)      (113.2%)       4.4%             -           0.2%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $0.21       ($0.16)       $0.58                        $0.64
  DILUTED                                              $0.17       ($0.15)       $0.56                        $0.58


*Totals may not foot due to rounding.

Entergy Corporation


U.S. Utility Electric Energy Sales & Customers

			     Three Months Ended September
									    % Weather
					     2001          2000      %      Adjusted
					     (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                            10,502        11,573    (9.3)    (1.2)
     Commercial                              7,351         7,578    (3.0)     0.8
     Governmental                              722           744    (2.9)     0.2
     Industrial                             10,457        11,248    (7.0)    (7.0)
					    ------        ------    ----
       Total to Ultimate Customers          29,032        31,143    (6.8)    (2.8)
      Wholesale                              2,373         2,290     3.6
					    ------        ------    ----
		Total Sales                 31,405        33,433    (6.1)
					    ======        ======    ====


			     Year to Date September
									    % Weather
					     2001          2000       %     Adjusted
					     (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                            24,771        24,943    (0.7)    (0.3)
     Commercial                             18,834        18,738     0.5      1.7
     Governmental                            1,967         1,966     0.1      0.9
     Industrial                             31,478        32,886    (4.3)    (4.3)
					    ------        ------    ----
       Total to Ultimate Customers          77,050        78,533    (1.9)    (1.5)
      Wholesale                              7,004         6,880     1.8
					    ------        ------    ----
		Total Sales                 84,054        85,413    (1.6)
					    ======        ======    ====


			  Twelve Months Ended September

					  2001          2000          %
						   (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                            31,826        31,300     1.7
     Commercial                             24,753        24,376     1.5
     Governmental                            2,606         2,598     0.3
     Industrial                             42,548        44,095    (3.5)
					   -------       -------    ----
       Total to Ultimate Customers         101,733       102,369    (0.6)
      Wholesale                              9,917         9,203     7.8
					   -------       -------    ----
		Total Sales                111,650       111,572     0.1
					   =======       =======    ====


				 September

					  2001          1999          %

ELECTRIC CUSTOMERS (YEAR TO DATE AVERAGE):
     Residential                         2,217,728     2,204,308     0.6
     Commercial                            295,823       288,473     2.5
     Governmental                           14,644        14,296     2.4
     Industrial                             41,587        42,476    (2.1)
					 ---------     ---------    ----
       Total to Ultimate Customers       2,569,782     2,549,553     0.8
      Wholesale                                 39            38     2.6
					 ---------     ---------    ----
		Total Sales              2,569,821     2,549,591     0.8
					 =========     =========    ====
